00140465

DODGE & COX FUNDS®

May 1, 2015

Income Fund

Summary Prospectus

Income Fund

TICKER: DODIX

ESTABLISHED: 1989

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at dodgeandcox.com/forms_literature.asp. You can also get this information at no cost by calling 800-621-3979 or by sending an email request to prospectus@dodgeandcox.com.

The Fund’s Prospectus and Statement of Additional Information, dated May 1, 2015, are incorporated by reference into this Summary Prospectus.

DODGE & COX INCOME FUND ■ PAGE 1

DODGE & COX INCOME FUND

INVESTMENT OBJECTIVES

The Fund seeks a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.40%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	.04%

Total Annual Fund Operating Expenses	.44%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

■	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555

PORTFOLIO TURNOVER

The Fund incurs transaction costs when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of high-quality bonds and other debt securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in the following categories: (1) debt obligations issued or guaranteed by the U.S. government, its agencies or government sponsored entities (GSEs); (2) investment-grade debt securities (securities rated Baa3 or higher by Moody’s Investors Service (Moody’s), or BBB- or higher by Standard & Poor’s Ratings Group (S&P) or Fitch Ratings (Fitch), or equivalently rated by any nationally recognized statistical rating organization (NRSRO)), including U.S. dollar-denominated foreign issues and issues of supranational agencies; (3) unrated securities if deemed to be of investment-grade quality by Dodge & Cox; and (4) bankers’ acceptances, bank certificates of deposit, repurchase agreements, and commercial paper. The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers, including emerging market issuers.

Debt securities in which the Fund may invest include government and government-related obligations, mortgage- and asset-backed securities, corporate and municipal bonds, and other debt securities, and may include fixed and floating rate instruments. A maximum of 20% of the Fund’s total assets may be invested in debt obligations rated below investment grade, commonly referred to as high-yield or “junk” bonds, if they have a minimum rating of B3 or B- by Moody’s, S&P, or Fitch, or are equivalently rated by any NRSRO or, if unrated, are deemed to be of similar quality by Dodge & Cox. The Fund may also invest in interest rate derivatives such as U.S. Treasury futures and swap agreements for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities.

The proportions held in various debt securities will be revised in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In selecting securities, Dodge & Cox considers many factors, including yield, credit ratings, liquidity, call risk, duration, structure, and capital appreciation potential.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate. The Fund’s performance could be hurt by:

■	Manager risk. Dodge & Cox’s opinion about the intrinsic worth of a company or security may be incorrect or the market may continue to undervalue a company or security. Dodge & Cox may not make timely purchases or sales of securities for the Fund.
■	Interest rate risk. Debt security prices may decline due to rising interest rates. The price of debt securities with longer maturities is typically affected more by rising interest rates than the price of obligations with shorter maturities.
■	Credit risk. An issuer or guarantor of a debt security may be unable or unwilling to make scheduled payments of interest and

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principal. Actual or perceived deterioration in an issuer’s or guarantor’s financial condition may affect a security’s value.
■	Below investment-grade securities risk. Debt securities rated below investment grade, also known as “high-yield” or “junk” securities, generally have greater credit risk, more price volatility, and less liquidity than investment-grade securities.
■	Call risk. If interest rates fall, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation and reinvest the proceeds at lower interest rates.
■	Derivatives risk. Investing with derivatives, such as interest rate swaps and futures, involves risks additional to those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. Derivative transactions may be volatile, and can create leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress.
■	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances that cause increased supply in the market due to selling activity.
■	Mortgage- and asset-backed securities risk. Mortgage-related securities permit early repayment of principal based on prepayment of the underlying assets; changes in the rate of repayment affect the price and volatility of an investment. If prepayments occur faster than expected, the Fund receives lower interest payments than it expects. If prepayments occur slower than expected, it delays the return of principal to the Fund. Securities issued by certain GSEs are not issued or guaranteed by the U.S. Treasury; there is no assurance the U.S. government will provide support in the event a GSE issuer cannot meet its obligations.
■	Non-U.S. investment risk. Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Non-U.S. securities may decline in value due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed transaction settlement or security certificate loss. These risks may be higher when investing in emerging market issuers. Certain of these risks may also apply to securities of U.S. issuers with significant non-U.S. operations.
■	Emerging market risk. Emerging market securities present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed markets.
■	Sovereign debt risk. An issuer of sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to those of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 7.48% (quarter ended June 30, 2009)

Lowest: –3.77% (quarter ended September 30, 2008)

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED 12/31/2014

Dodge & Cox Income Fund	1 Year	5 Years	10 Years
Return before taxes	5.48%	5.17%	5.28%
Return after taxes on distributions	4.02	3.69	3.62
Return after taxes on distributions and sale of Fund shares	3.22	3.42	3.45
Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses or taxes)	5.95	4.46	4.71

DODGE & COX INCOME FUND ■ PAGE 3

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Income Fund. The Fund is managed by Dodge & Cox’s Fixed Income Investment Policy Committee (FIIPC), which consists of the following eight members:

Committee Member	Primary Title with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Dana M. Emery	Chief Executive Officer, President, Director of Fixed Income, Director, Portfolio Manager, and member of Global Bond Investment Policy Committee (GBIPC)	26/32
Charles F. Pohl	Chairman, Chief Investment Officer, Director, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee, Global Stock Investment Policy Committee, and International Investment Policy Committee	22/31
Thomas S. Dugan	Senior Vice President, Associate Director of Fixed Income, Director, Portfolio Manager, Investment Analyst, and member of GBIPC	21/21
Larissa K. Roesch	Vice President, Portfolio Manager, and Investment Analyst	17/18
James H. Dignan	Vice President, Portfolio Manager, Investment Analyst, and member of GBIPC	13/16
Anthony J. Brekke	Vice President, Portfolio Manager, and Investment Analyst	7/12
Adam S. Rubinson	Vice President, Portfolio Manager, Investment Analyst, and member of GBIPC	5/13
Lucinda I. Johns	Vice President, Portfolio Manager, Investment Analyst, and member of GBIPC	3/13

SUMMARY OF OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

Purchase and Sale of Fund Shares

The minimum initial investment for shares of a Fund is $2,500 ($1,000 for Individual Retirement Accounts (IRAs)) and the minimum subsequent investment is $100, except that the minimum investment requirements may be waived for certain financial intermediaries that use the Fund as part of an asset allocation program or for certain retirement plans.

You may withdraw (redeem) any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined net asset value after Boston Financial Data Services, Inc. or an authorized agent or sub-agent receives all required documents in good order. You may sell shares as described below:

■	Online: For non-IRAs, visit the Dodge & Cox Funds’ website at dodgeandcox.com, click on “Account Access” to log into your account and submit your request online. A distribution may not be processed for an IRA online at this time.
■	Mail: Visit Dodge & Cox Funds’ website at dodgeandcox.com and click on “Forms and Guides”. Download and complete the Redemption Request Form for a non-IRA and/or the IRA Distribution Request Form for an IRA. Mail the completed form(s) to “Dodge & Cox Funds, c/o Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266-8422” to process your request(s).
■	Phone: You may call Client Services at 800-621-3979 during business hours to place redemption or distribution requests for either an IRA or a non-IRA.

Tax Information

Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. You will be taxed on dividends you receive from a Fund as ordinary income and/or capital gains unless you hold your Fund shares in a tax-deferred retirement account, such as an IRA, or are otherwise tax exempt in which case you will generally be taxed only upon withdrawal of monies from the retirement account.

Payments to Financial Intermediaries

If you purchase a Fund through an employee benefit plan, Dodge & Cox may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to make available a Fund over other mutual funds or investments. You should ask your Financial Intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

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